Hi there,

We're proud to share that we are now a public company*, officially listed on Nasdaq under the ticker symbol FIGR!

This is a big milestone — and it means big things for you.

By going public, we're gaining more resources to do what we've always done best: build innovative, customer-first financial products that you love.

Check out some of our products that you may not be familiar with:

- **DSCR loans** for real estate investors
- **Home Equity Lines of Credit (HELOCs)** for homeowners needing quick access to cash and competitive rates
- **Democratized Prime**, a first-of-its-kind lending platform offering everyday investors the ability to lend against tokenized real-world assets held in collateral pools
- **YLDS**, a public fixed-income security serving as a superior alternative to traditional stablecoins.

We've leveraged blockchain to transform the way capital flows through the financial system and we're committed to

passing those benefits to you.

Thanks for being part of our journey. We're here because of customers like you — and we're excited to keep building for your financial future.

Onward,
The Figure Markets Team

Read more about our milestone

**Earlier this year Figure Markets merged with Figure Technology Solutions.*

acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption) required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable banking and securities laws. FCC is not a bank, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The Certificates are not an insurance company product, an equity investment, or an investment in a money market mutual fund. FCC's qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC's assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates Figure Certificate Company Prospectus available here. More information about YLDS and FCC can be found here.

Figure Markets, Inc., Figure Payments Corporation, and Figure Lending LLC (dba Figure) are all subsidiaries of Figure Technology Solutions, Inc.

Figure Markets

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